INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2020	NexPoint Strategic Opportunities Fund

Shares		Value ($)
Common Stock — 56.1%
COMMUNICATION SERVICES — 8.8%
309,137	Metro-Goldwyn-Mayer, Inc. (a)	23,556,240
132,801	TerreStar Corporation (a)(b)(c)(d)(u)	44,518,879

		68,075,119

ENERGY — 0.3%
336	California Resources (a)	29
368,680	Fieldwood Energy LLC (a)	47,928
744,992	NextDecade Corp. (a)(e)	2,220,076
40	Transocean (a)(f)	32

		2,268,065

FINANCIAL — 5.3%
47,996	American Banknote Corp. (b)	110,871
47,121,270	Specialty Financial Products, Ltd. (b)(d)	40,769,323

		40,880,194

GAMING/LEISURE — 0.0%
26,712	LLV Holdco LLC - Series A, Membership Interest (a)(b)(c)(d)	—
144	LLV Holdco LLC - Series B, Membership Interest (a)(b)(c)(d)	—

		—

HEALTHCARE — 1.4%
354,400	Aerie Pharmaceuticals, Inc. (a)(e)	4,171,288
450,991	Heron Therapeutics, Inc. (a)(e)	6,683,686
50,000	Paratek Pharmaceuticals, Inc. (a)(e)	270,500

		11,125,474

HOUSING — 0.0%
368,150	Westgate Investments LLC (a)(b)(c)	—

INDUSTRIALS — 0.1%
8	Pendrell Corp. (a)	996,000

INFORMATION TECHNOLOGY — 0.0%
1	MagnaChip Semiconductor (a)	14

MATERIALS — 0.3%
64,000	Loma Negra Cia Industrial Argentina ADR (a)(e)	275,840
356,875	MPM Holdings, Inc. (a)	1,784,375
11,164	Omnimax International, Inc. (a)(b)(c)	—

		2,060,215

REAL ESTATE — 4.9%
651,508	Allenby (a)(b)(c)(d)	1
2,183,390	Claymore (a)(b)(c)(d)	2
293,449	Cresud SACIF y A ADR (a)	827,527
439,183	Jernigan Capital, Inc., REIT(e)	7,527,597
13,571,131	NexPoint Hospitality Trust (b)(c)(d)	13,163,997
12,564,542	NexPoint Real Estate Capital (b)(c)(d)	7,279,576
83,615	NexPoint Residential Trust, REIT (d)(e)	3,708,324
204,917	Postal Realty Trust, Class A, REIT(e)	3,102,443
1,763,581	United Development Funding IV, REIT(b)(c)(d)	2,354,381

		37,963,848

Shares		Value ($)
Common Stock (continued)
REAL ESTATE INVESTMENT TRUST —34.9%
1,785,337	Creative Science Properties, Inc. (a)(b)(c)(g)(i)	29,654,447
147,179,635	NexPoint Real Estate Opportunities, LLC , REIT(b)(c)(d)	240,638,539

		270,292,986

UTILITIES — 0.1%
327,750	Central Puerto ADR	734,160
26,220	Entegra TC LLC (b)	—

		734,160

	Total Common Stock (Cost $556,576,019)	434,396,075

Preferred Stock — 23.0%
FINANCIAL — 9.6%
14,500	Aberdeen Loan Funding, Ltd. (g)	847,526
15,000	Brentwood CLO, Ltd. (b)(c)(g)	4,800,000
13,600	Brentwood Investors, 02/01/2022(b)(c)(g)(h)	4,352,000
13,006	Eastland Ltd., 05/01/2022(a)(g)(h)	4,265,968
7,750	Gleneagles CLO. Ltd., 12/30/2049(b)(g)(h)	1,945,250
13,700	Grayson Investors, 11/01/2021(g)(h)	4,075,750
42,750	Greenbriar CLO, Ltd., 11/01/2021(g)(h)	17,028,750
125,000	Jasper CLO, Ltd. (b)(g)	5,000,000
10,000	Liberty CLO, Ltd., 11/01/2017(g)(h)	2,989,000
8,500	Red River CLO, Ltd., 07/27/2018(b)(g)	1,744,900
4,871	Rockwall CDO, 08/01/2024(g)(h)	3,105,263
10,500	Rockwall CDO, Ltd., 08/01/2021(g)(h)	2,026,500
4,800	Rockwall CDO, Ltd. (g)	926,400
6,000	Southfork CLO, Ltd., 05/01/2017(b)(g)(h)	600
2,000	Stratford CLO, 11/01/2021(b)(g)(h)	1,010,000
41,500	Stratford CLO, Ltd., 11/01/2021(g)(h)	8,922,500
35,507	Westchester CLO, Ltd., 08/01/2022(b)(g)(h)	10,888,813

		73,929,220

REAL ESTATE— 3.0%
18,508	Creek Pine Holdings, LLC , REIT 10.25%(a)(b)(c)(i)	23,112,198

REAL ESTATE INVESTMENT TRUST — 10.4%
80,094	Jernigan Capital, Inc., REIT 7.00%(a)(b)(c)(i)	80,803,887
86,294	RAIT Financial Trust, REIT 8.88%(b)(i)	—

		80,803,887

	Total Preferred Stock (Cost $228,583,143)	177,845,305

INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2020	NexPoint Strategic Opportunities Fund

Shares		Value ($)
LLC Interest (b)(c)(d) — 14.2%
3,247,510	NexPoint Real Estate Finance Operating Partnership, L.P.	47,673,442
397,240	NREF OP I, L.P.	5,831,479
40,322,605	SFR WLIF I, LLC	29,172,195
26,968,904	SFR WLIF II, LLC	19,629,047
7,708,491	SFR WLIF III, LLC	6,962,078

	Total LLC Interest (Cost $147,818,509)	109,268,241

U.S. Senior Loans (j) — 7.7%
COMMUNICATION SERVICES — 3.2%
462,174	TerreStar Corporation Term Loan, 02/28/22 (b)(c)(d)	461,712
23,618,171	TerreStar Corporation, Term Loan A, cash/0% PIK 02/25/22 (b)(c)(d)	23,594,553
553,836	TerreStar Corporation, Term Loan C, cash/0% PIK 02/25/30 (b)(c)(d)	553,282
250,284	TerreStar Corporation, Term Loan, 1st Lien, 02/28/22 (b)(c)(d)	250,033

		24,859,580

GAMING/LEISURE — 1.4%
3,856,057	Ginn-LA CS Borrower LLC, Tranche A, 1st Lien, 05/30/21 (b)(c)	122,692
8,264,193	Ginn-LA CS Borrower LLC, Tranche B Term Loan, 1st Lien, 05/30/19 (b)(c)(k)	—
436,030	LLV Holdco, LLC, 1st Protective Advance, 12/31/20 (b)(c)(d)	433,849
1,332,518	LLV Holdco, LLC, 2nd Protective Advance, 12/31/20 (b)(c)(d)	1,325,856
726,715	LLV Holdco, LLC, 3rd Protective Advance, 12/31/20 (b)(c)(d)	723,082
9,241,411	LLV Holdco, LLC, Revolving Exit Loan, 09/03/21 (b)(c)(d)	8,455,891

		11,061,370

REAL ESTATE — 3.1%
23,721,607	NREO Special Purpose LLC, Tranche A Term Loan, 1st Lien, 07/01/30 (b)(c)(d)	23,721,607

UTILITIES — 0.0%
92,329,417	Texas Competitive Electric Holdings Co., LLC, Extended Escrow Loan, (l)	69,247

	Total U.S. Senior Loans (Cost $71,039,572)	59,711,804

Shares		Value ($)
Agency Collateralized Mortgage Obligations — 6.6%
3,213,889	FHLMC Multifamily Structured Pass-Through Certificates, Series K-1513, Class X3 3.03%, 12/25/2037 (m)(n)	861,830
96,460,500	FREMF Mortgage Trust, Series 2018-K80, Class D 0.00%, 8/25/2028 (o)(p)	49,667,511

	Total Agency Collateralized Mortgage Obligations (Cost $43,920,233)	50,529,341

Collateralized Loan Obligations — 2.1%
5,173,548	Acis CLO, Ltd., Series 2014-3A, Class F VAR ICE LIBOR USD 3 Month+5.600%, 5.85%, 2/1/2026 (h)	2,347,239
7,500,000	Acis CLO, Ltd., Series 2015-6A, Class SUB 0.00%, 5/1/2027 (h)(m)	1,200,000
6,000,000	Acis CLO, Ltd., Series 2014-3A, Class E VAR ICE LIBOR USD 3 Month+4.750%, 5.00%, 2/1/2026 (h)	4,145,400
14,000,000	Acis CLO, Ltd., Series 2013-1A, Class SUB 0.00%, 4/18/2024 (b)(c)(h)(m)	—
900,000	Ashford Hospitality Trust, Series 2018-KEYS, Class E VAR ICE LIBOR USD 1 Month+4.150%, 4.30%, 6/15/2035 (h)	695,663
5,462,500	CIFC Funding, Series 2013-2A, Class SUB 0.00%, 10/18/2030 (b)(c)(h)(m)	1,638,750
2,500,000	CIFC Funding, Series 2014-1A, Class SUB 0.00%, 1/18/2031 (b)(c)(h)(m)	950,000
3,214,500	CIFC Funding, Series 2014-4RA, Class SUB 0.00%, 10/17/2030 (b)(c)(h)(m)	932,205
3,000,000	CIFC Funding, Ltd., Series 2015-1A, Class SUB 0.00%, 1/22/2031 (h)(m)	1,166,250
635,386	Highland Loan Funding, Series 1A 4.84%, 8/1/2021 (b)	477,874
3,798,690	Highland Park CDO I, Series 2006-1A, Class B VAR LIBOR USD 3 Month+0.550%, 3.20%, 11/25/2051 (h)	2,203,240
5,955,627	THL Credit Wind River, Series 2014-2A, Class SUB 0.00%, 1/15/2031 (h)(m)	357,338
1,500,000	Valhalla CLO, Ltd., Series 2004-1A 0.00%, 8/1/2021 (b)(c)	225,000

	Total Collateralized Loan Obligations (Cost $38,750,111)	16,338,959

INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2020	NexPoint Strategic Opportunities Fund

Shares		Value ($)
Sovereign Bonds — 1.3%
75,736	Argentine Republic Government International Bond, 1.00%, 07/09/29	34,725
24,401,164	2.50%, 07/09/21 (q)	9,748,265

	Total Sovereign Bonds (Cost $12,131,100)	9,782,990

Warrants — 0.2%
ENERGY — 0.0%
4,071	Arch Resources, Expires 10/08/2023(a)	32,568

INDUSTRIALS — 0.2%
8,371,900	American Airlines Group, Inc., Expires (a)	1,255,785
346	Omnimax International, Inc., Expires 12/31/2049(a)(b)(c)(d)	—

		1,255,785

INFORMATION TECHNOLOGY — 0.0%
179,322	Avaya Holdings, Expires 12/18/2022(a)	249,258

	Total Warrants (Cost $251,697)	1,537,611

Units
Rights — 0.2%
Utilities — 0.2%
1,618,542	Texas Competitive Electric Holdings Co., LLC	1,780,396

	Total Rights (Cost $5,000,539)	1,780,396

Corporate Bonds & Notes — 0.1%
COMMUNICATION SERVICES — 0.0%
26,446	iHeartCommunications, Inc. 6.38%, 05/01/26	27,600
49,013	8.38%, 05/01/27 (f)	48,367

		75,967

ENERGY — 0.0%
18,439,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (b)(c)(h)(k)	—
681	Sable Permian Resources Land 7.38%, 11/01/21 (h)(k)	51

		51

REAL ESTATE — 0.1%
2,000,000	CBL & Associates 5.95%, 12/15/26	755,610

UTILITIES — 0.0%
5,000,000	Texas Competitive Electric Holdings Co., LLC 11.50%, 10/01/20 (k)(l)	7,500

	Total Corporate Bonds & Notes (Cost $17,400,011)	839,128

Shares		Value ($)
Foreign Corporate Bonds & Notes — 0.0%
NETHERLANDS — 0.0%
93,180,354	Celtic Pharma Phinco BV, 17.00%,(b)(c)(k)	—

	Total Foreign Corporate Bonds & Notes (Cost $62,254,526)	—

Convertible Bond — 0.0%
HEALTH CARE — 0.0%
350,000	Paratek Pharmaceuticals 4.75%, 05/01/24	287,702

	Total Convertible Bonds (Cost $266,083)	287,702

Cash Equivalents — 0.3%
MONEY MARKET FUND(r) — 0.3%
2,510,411	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.010%	2,510,411

	Total Cash Equivalents (Cost $2,510,411)	2,510,411

Total Investments - 111.8%		864,827,963

(Cost $1,186,501,954)
Purchased Call Option (v) — 0.0%
	Total Purchased Call Options (Cost $1,300,000)	400

Securities Sold Short— (0.2)%
Common Stock — (0.2)%
ENERGY — 0.0%
(8,451)	ESC Seventy Seven	—

INFORMATION TECHNOLOGY — (0.2)%
(5,440)	Coupa Software (s)	(1,491,866)

	Total Common Stock (Proceeds $1,659,540)	(1,491,866)

	Total Securities Sold Short - (0.2)% (Proceeds $1,659,540)	(1,491,466)

Other Assets & Liabilities, Net - (11.6)%(t)		(89,734,586)

Net Assets - 100.0%		773,601,911

(a)	Non-income producing security.
(b)

Securities with a total aggregate value of $633,907,871, or 81.9% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2020	NexPoint Strategic Opportunities Fund

(c)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $633,907,871, or 81.9% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2020. Please see Notes to Financial Statements.

(d)	Affiliated issuer. Assets with a total aggregate market value of $521,221,128, or 67.4% of net assets, were affiliated with the Fund as of September 30, 2020.
(e)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $26,757,202.
(f)

Securities (or a portion of securities) on loan. As of September 30, 2020, the fair value of securities loaned was $144. The loaned securities were secured with cash and securities collateral of $144. Collateral is calculated based on prior day’s prices.

(g)	There is currently no rate available.
(h)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2020, these securities amounted to $76,246,530 or 9.9% of net assets.

(i)	Perpetual security with no stated maturity date.
(j)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of September 30, 2020, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 0.234% and 0.149%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(k)	The issuer is, or is in danger of being, in default of its payment obligation.
(l)	Represents value held in escrow pending future events. No interest is being accrued.
(m)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(n)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(o)	As of September 30, 2020, investments with a total aggregate value of $49,667,511 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.
(p)

Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(q)	Step Bonds - Represents the current rate, the step rate, the step date and the final maturity date.
(r)	Rate shown is 7 day effective yield.
(s)	No dividend payable on security sold short.
(t)	As of September 30, 2020, $1,491,866 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.
(u)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
TerreStar Corporation	Common Stocks	3/16/2018	$34,089,464	$44,518,879	5.77%

ADR — American Depositary Receipt
CDO — Collateralized Debt Obligation
CLO — Collateralized Loan Obligation
LLC — Limited Liability Company
L.P. — Limited Partnership
Ltd. — Limited
PIK — Payment-in-Kind
REIT — Real Estate Investment Trust
USD — U.S. Dollar

INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2020	NexPoint Strategic Opportunities Fund

(v) Purchased Option contracts outstanding as of September 30, 2020 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Cost	Value
PURCHASED CALL OPTIONS:
USD/CNH Call	$7.70	BNP	October 2020	200,000,000	$1,540,000,000	$1,300,000	$400

Reverse Repurchase Agreements outstanding as of September 30, 2020 were as follows:

Counterparty	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
Mizuho	FREMF Mortgage Trust, Series 2018-K80, Class D, 0.00%, 8/25/2028	3.10%	11/01/2019	12/31/2049	$(35,940,716)	$(45,953,782)	$(35,609,000)
Mizuho	FHLMC Multifamily Structured Pass-Through Certificates, Series K-1513, Class X3, 12/25/2037	1.60%	9/15/2020	10/15/2020	$(526,007)	(698,136)	(577,000)

Total Reverse Repurchase Agreements						$(46,651,918)	$(36,186,000)

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2020	NexPoint Strategic Opportunities Fund

Organization

NexPoint Strategic Opportunities Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. This report includes information for the year ended December 31, 2019. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol NHF. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Fund commenced operations on June 29, 2006. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management Fund Advisors, L.P. (“HCMFA”), is the investment adviser and administrator to the Fund.

On October 25, 2019, the Board of the Fund authorized the repurchase of up to $25 million of the Fund’s shares over a six-month period. Under this program, the Fund repurchased 254,500 shares through December 2019. Upon retirement of the repurchased shares, the net asset value (“NAV”) was $13.5mm, or $21.22 per share.

Valuation of Investments

In computing the Fund’s net assets attributable to its common shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV, will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2020	NexPoint Strategic Opportunities Fund

lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2020, the Fund’s investments consisted of senior loans, asset-backed securities, corporate bonds and notes, foreign bonds, sovereign bonds, common stocks, preferred stocks, exchange-traded funds, warrants, and securities sold short. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds, and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, preferred stocks, exchange-traded funds, and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by Real Estate Investment Trusts (“REITs”) that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2020	NexPoint Strategic Opportunities Fund

Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represent fair value. These investments will generally be categorized as Level 2 liabilities.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value each Fund’s assets as of September 30, 2020 is as follows:

	Total value at September 30, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
NexPoint Strategic Opportunities Fund
Assets
Common Stock
Communication Services	$68,075,119	$—	$23,556,240	$44,518,879
Energy	2,268,065	2,220,137	47,928	—
Financial	40,880,194	—	—	40,880,194
Gaming/Leisure	—	—	—	—
Healthcare	11,125,474	11,125,474	—	—
Housing	—	—	—	—
Industrials	996,000	—	996,000	—
Information Technology	14	14	—	—
Materials	2,060,215	275,840	1,784,375	—
Real Estate	37,963,848	15,165,891	—	22,797,957
Real Estate Investment Trust	270,292,986	—	—	270,292,986
Utilities	734,160	734,160	—	—
Preferred Stock
Financial	73,929,220	—	42,057,156	31,872,064
Real Estate	23,112,198	—	—	23,112,198
Real Estate Investment Trust	80,803,887	—	—	80,803,887
LLC Interest	109,268,241	—	53,504,921	55,763,320
U.S. Senior Loans
Communication Services	24,859,580	—	—	24,859,580
Gaming/Leisure	11,061,370	—	—	11,061,370
Real Estate	23,721,607	—	—	23,721,607
Utilities	69,247	—	69,247	—
Agency Collateralized Mortgage Obligations	50,529,341	—	50,529,341	—
Collateralized Loan Obligations	16,338,959	—	12,115,130	4,223,829
Sovereign Bonds	9,782,990	—	9,782,990	—
Rights
Utilities	1,780,396	—	1,780,396	—
Warrants
Energy	32,568	—	32,568	—
Industrials	1,255,785	—	1,255,785	—
Information Technology	249,258	249,258	—	—

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2020	NexPoint Strategic Opportunities Fund

	Total value at September 30, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds & Notes
Communication Services	$75,967	$—	$75,967	$—
Energy	51	—	51	—
Real Estate	755,610	—	755,610	—
Utilities	7,500	—	7,500	—
Foreign Corporate Bonds & Notes
Healthcare	—	—	—	—
Netherlands	—	—	—	—
Convertible Bonds	287,702	—	287,702	—
Cash Equivalents	2,510,411	2,510,411	—	—
Purchased Call Options	400	400	—	—

Total Assets	864,828,363	32,281,585	198,638,907	633,907,871

Liabilities
Securities Sold Short
Common Stock
Energy(1)	—	—	—	—
Information Technology	(1,491,866)	(1,491,866)	—	—

Total Liabilities	(1,491,866)	(1,491,866)	—	—

Total	$863,336,497	$30,789,719	$198,638,907	$633,907,871

(1)	Security with zero value.

The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the period ended September 30, 2020.

	Balance as of December 31, 2019	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchase	Net (Sales)	Return of Capital	Balance as of September 30, 2020
NexPoint Strategic Opportunities Fund
U.S. Senior Loan	$38,197,179	$—	$—	$—	$3,199	$(2,559,837)	$24,008,840	$(6,824)	$—	$59,642,557
Corporate Bonds & Notes	1,272,291	—	—	—	—	(1,272,291)	—	—	—	—
Warrant	1,078	—	—	—	—	(1,078)	—	—	—	—
Preferred Stock	130,708,695	67,514,243	—	—	(680,730)	(45,645,904)	20,374,420	—	(36,482,575)	135,788,149
Collateralized Loan Obligation	504,179	12,342,989	—	—	—	(8,623,339)	—	—	—	4,223,829
Common Stock	344,303,198	66,719,159	—	—	—	(21,600,823)	11,267,642	(22,199,160)	—	378,490,016
U.S. LLC Interest	73,986,897	—	—	—	—	(18,223,577)	—	—	—	55,763,320

Total	$588,973,517	$146,576,391	$—	$—	$(677,531)	$(97,701,849)	$55,650,902	$(22,205,984)	$(36,482,575)	$633,907,871

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2020	NexPoint Strategic Opportunities Fund

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at September 30, 2020	Valuation Technique	Unobservable Inputs	Input Value(s)
Common Stock	$378,490,016	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.10 - $0.95

			Multiple of EBITDA	5.5x

			Liquidity Discount	25%

		Discounted Cash Flow	Discount Rate	14.0% - 16.5%

		Transaction Indication of Value	Enterprise Value ($mm)	$771.0

			Transaction Price per Share	$2.75-$34.00

		Direct Capitalization Method	Capitalization Rates	5.45% -10.20%

		Practical Expedient	N/A	N/A

		Net Asset Value	N/A	N/A

Preferred Stock	135,788,149	Discounted Cash Flow	Discount Rate	11.0% - 13.0%

		Third Party Indication of Value	Broker Quote	Various

U.S. LLC Interest	55,763,320	Discounted Cash Flow	Discount Rate	1.28% - 5.93%

		Net Asset Value	N/A	N/A

U.S. Senior Loans	59,642,557	Discounted Cash Flow	Discount Rate	9.0% - 15.0%

			Spread Adjustment	0.10%

Collateralized Loan Obligation	4,223,829	Discounted Cash Flow	Discount Rate	9.1%

		Third Party Indication of Value	Broker Quote	Various

Total	$633,907,871

In addition to the unobservable inputs utilized for various valuation methodologies, the Fund frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Fund assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 5% to as high as 95% as of September 30, 2020. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: multiple of EBITDA, price/MHz-PoP multiple, illiquidity discount, discount rate, capitalization rate, and transaction price. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable input uses in the fair value measurement of the Fund’s preferred stock assets are the discount rate and broker quotes. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable input used in the fair value measurement of the Fund’s LLC interests is the discount rate. A significant decrease (increase) in this input in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s bank loan securities are: discount rate and spread adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2020	NexPoint Strategic Opportunities Fund

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investment Portfolio for the Fund.

When securities are sold short, the Fund intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets. The Fund may make short sales “against the box” without respect to such limitations.

Derivative Transactions

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2020	NexPoint Strategic Opportunities Fund

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of September 30, 2020.

Issuer	Shares at December 31, 2019	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/Loss on the Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of September 30, 2020	Shares at September 30, 2020	Affiliated Income
Majority Owned, Not Consolidated
NexPoint Real Estate Opportunities, LLC, REIT (Common Stocks)	146,055,529	$237,982,879	$1,808,905	$—	$—	$846,755	$240,638,539	147,179,635	$7,150,005
NexPoint Real Estate Capital	11,389,726	34,066,670	676,035	(22,118,619)	—	(5,344,510)	7,279,576	12,564,542	6,842,167
Specialty Financial Products, Ltd. (Common Stocks)	38,998,415	35,254,567	7,543,678	—	—	(2,028,922)	40,769,323	47,121,270	39
Other Affiliates
SFR WLIF I, LLC	40,322,605	39,730,669	—	—	—	(10,558,474)	29,172,195	40,322,605	2,481,439
SFR WLIF II, LLC	26,968,904	26,714,857	—	—	—	(7,085,810)	19,629,047	26,968,904	1,646,805
SFR WLIF III, LLC	7,708,491	7,541,371	—	—	—	(579,293)	6,962,078	7,708,491	298,987
LLV Holdco LLC (U.S. Senior Loans, Common Stocks & Warrants)	11,763,530	9,389,339	—	—	—	1,549,339	10,938,678	11,763,530	—
NexPoint Residential Trust, Inc.	81,229	3,655,305	77,082	(80,541)	—	56,478	3,708,324	83,615	—
NexPoint Hospitality Trust	13,370,573	66,719,159	1,002,793	—	—	(54,557,955)	13,163,997	13,571,131	—
NREF OP I REIT	—	—	7,944,794	—	—	(2,113,315)	5,831,479	397,240	—
NexPoint Real Estate Finance Operating Partnership, L.P.	—	—	64,873,714	—	—	(17,200,272)	47,673,442	3,247,510	—
TerreStar Corp. (U.S. Senior Loans & Common Stocks)	22,797,318	59,427,642	2,219,944	—	—	7,730,873	69,378,459	25,017,266	—
United Development Funding IV	1,763,581	5,149,656	—	—	—	(2,795,275)	2,354,381	1,763,581	—
Euramax International (U.S. Senior Loans, Common Stocks & Warrants)	7,352,734	6,224,560	771,133	(3,143,892)	(4,581,662)	729,861	—	11,509	—
Other Controlled
Allenby (Common Stocks)	631,135	1	20,373	—	—	(20,373)	1	651,508	—
Claymore (Common Stocks)	2,019,369	2	164,021	—	—	(164,021)	2	2,183,390	—
NREO Special Purpose LLC, Tranche A Term Loan, 1st Lien (U.S. Senior Loan)	—	—	23,721,607	—	—	—	23,721,607	23,721,607	—

Total	331,223,139	$531,856,677	$110,824,079	$(25,343,052)	$(4,581,662)	$(91,534,914)	$521,221,128	364,277,334	$18,419,442

For more information with regard to significant accounting policies, see the most recent semi-annual report filed with the U.S. Securities and Exchange Commission.